CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24N-2.

AMENDMENT NO. 1

ETHANOL MARKETING AGREEMENT

THIS Amendment No. 1 (“Amendment 1”), dated July 22, 2016, is entered into by and between Eco-Energy, LLC, a Tennessee Limited Liability Corporation with its registered office at 6100 Tower Circle, Suite 500, Franklin, Tennessee 37067 (“Eco”), and Heron Lake Bio Energy, LLC (“HLBE”), a Minnesota Limited Liability Corporation with its main office at 91246 390th Avenue, Heron Lake, Minnesota.  Eco and Heron are hereinafter also referred to collectively as the “‘Parties.”

RECITALS

A.The Parties previously entered an Ethanol Marketing Agreement (“Agreement”), executed September 17, 2013, where the Parties established certain terms and conditions relating to Eco’s rights and obligations regarding the purchase of HLBE’s entire ethanol output.  The Agreement established a term which commenced on November 1, 2013 and continued until December 31, 2016.  A copy of the Agreement—including Exhibit A and Exhibit B of the Agreement—is attached hereto as Appendix 1.

B.The Parties now desire to amend the Agreement in order to memorialize the modifications recently agreed upon by the Parties as well as incorporate such modifications into the Agreement.

NOW, THEREFORE, the written signatures of the Parties integrate this Amendment No. 1 into the Agreement making it a binding, and legally enforceable, portion of such.  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Eco and I HLBE agree as follows:

I.EFFECTIVE DATE:  The modifications specified in Paragraph II of this Amendment No. 1 shall become effective on January 1, 2017.

II.MODIFICATIONS:

1)Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

4.Purchase Price and Fees.

(a)The amount Payable by Eco to HLBE for ethanol that is purchased by Eco pursuant to this Agreement shall be [***].

(b)The amount Payable by HLBE to Eco for services to be provided by Eco under this Agreement (the “Marketing Fee”) shall be [***].

(c)[***].

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24N-2.

2)Section 5(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

5.Payment:

(a)Subject to the terms and conditions set forth in this Agreement, upon Eco’s receipt from HLBE of an invoice, bill of lading, return bill of lading, and certificate of analysis, Eco will pay to HLBE by wire transfer every Friday throughout the term of this Agreement for the previous week’s ethanol shipments (i.e., truck or railcar) shipped from the HLBE facility.

3)The first two sentences of Section 21(a) are hereby deleted in their entirety and replaced with the following:

21.Term and Termination:

(a)The term of this agreement shall continue until December 31, 2019 (the “Term”).  Upon the expiration of the Term, this Agreement will automatically renew for additional consecutive terms of one (1) year each unless either party hereto gives written notice to the other at least ninety (90) days prior to the end of the Term or the then current renewal term, in which case this Agreement shall terminate at the end of the Term or such then current renewal term.

III.EFFECT OF AMENDMENT No. 1:  Except as expressly modified in Section II of this Amendment No. 1 the Agreement remains unchanged and in full force and effect.

IV.ENTIRETIES:  This Amendment No. 1 represents the final agreement between the parties regarding the subject matter hereof and may not be contradicted by evidence or prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

ECO ENERGY, LLC.	HERON LAKE BIO ENERGY, LLC.

By: /s/ Josh Bailey	By: /s/ Eric M Baukol
Name: Josh Bailey	Name: Eric M Baukol
Title: CEO	Title: Risk Manager
Date: 7/22/16	Date: 7/22/16